AXA PREMIER VIP TRUST – MULTIMANAGER MID CAP VALUE PORTFOLIO

SUPPLEMENT DATED JUNE 14, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2012 of the Multimanager Mid Cap Value Portfolio of the AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a sub-adviser addition and a change to a principal risk to the Multimanager Mid Cap Value Portfolio (the “Portfolio”).

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The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented May 1, 2012 and May 4, 2012 and June 14, 2012, and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 1, 2012 and May 4, 2012, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective June 18, 2012, Lord, Abbett & Co. LLC is hereby added as an additional sub-adviser to the Portfolio. As a result, the following information is hereby added to the section entitled “Who Manages the Portfolio” of the Summary Prospectus:

Sub-Adviser: Lord, Abbett & Co. LLC
Portfolio Managers:
Name	Title	Date Began Managing a Portion of the Portfolio
Justin C. Maurer	Partner	June 2012
Thomas B. Maher	Partner	June 2012

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The following information replaces in its entirety the ninth bullet point under the section entitled “The Principal Risks of Investing in the Portfolio” of the Summary Prospectus:

• Mid-Cap and Small-Cap Company Risk —The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.